UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2012

JAMESON STANFORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54405	27-0585702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18124 Wedge Pkwy, Ste. 1050
Reno, NV 89511
(Address of Principal Executive Offices, including zip code)

(775) 851-7397
(Registrant’s telephone number, including area code)

MYOTHERCOUNTRYCLUB.COM
18124 Wedge Pkwy, Ste. 1050, Reno, NV 89511
 (Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street
Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendment Articles of Incorporation.

On April 27, 2012, the Registrant changed its name from MyOtherCountryClub.com to Jameson Stanford Resources Corporation. The amendment occurred as a result of our stockholders approving the amendment at the 2012 Annual Meeting of Stockholders and a subsequent vote by the Board of Directors. A copy of the Certificate of Amendment is attached hereto as Exhibit 3(i)(c).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders by proxy at the 2012 Annual Meeting of Stockholders held on April 23, 2012:

(1)	The election of two members of the board of directors to serve for the ensuing year or until their successor have been duly elected and qualified.

(2)	The ratification of the appointment of Silberstein Ungar, PLLC as our independent auditors for the fiscal year ending December 31, 2012

(3)	The consideration of any other matter that may properly come before the meeting or any adjournment thereof;

The shareholders approved an amendment to the Company’s articles of incorporation to change the name of the Company to a name to be determined by the Board of Directors.

For more information about the foregoing proposals, see our proxy statement dated April 6, 2012, the relevant portions of which are incorporated herein by reference.  Holders of our common stock are entitled to one vote per share.  Only stockholders of record at the close of business on April 5, 2012, were entitled to vote.  The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Non-Votes
Michael Smith	8,190,000	0	210,000
Michael Stanford	8,190,000	0	210,000

The two were elected to the Board of Directors, and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of Silberstein Ungar, PLLC as Our Independent Registered Public Accounting Firm

The results of the voting were 8,190,000 votes for, 0 votes against, 0 abstentions, and 210,000 non-votes. The appointment of Silberstein Ungar, PLLC was ratified.

Approval of Amendment to the Company’s Articles of Incorporation to Change the Name of the Company to a name to be determined by the Board of Directors.

A shareholder proposal regarding changing the name change was approved. The results of the voting were 7,520,000 votes for, 0 votes against, 0 abstentions, and 880,000 non-votes. The amendment was approved.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
3i(c)	Certificate of Amendment – Dated April 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON STANFORD RESOURCES CORPORATION

By:/S/ Michael Smith
Michael Smith, Chief Executive Officer

Date:  April 27, 2012